Income Taxes - Evernorth - Annual - Schedule Of Reconciliation Of Federal Statutory Rate To Provision For Income Taxes (Details) - USD ($)	4 Months Ended	6 Months Ended
	Dec. 31, 2025	Jun. 30, 2026
Income Tax Expense (Benefit), Effective Income Tax Rate Reconciliation, Amount [Abstract]
Statutory rate	$ (32,070,654)
State taxes, net of federal benefit	(6,350,211)
Permanent book/tax differences	0
Change in valuation allowance	38,420,865
Provision for income taxes	$ 0	$ 0